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                                                                Exhibit 10.OO(1)

                              STATEMENT OF SERVICES
                                TO BE PROVIDED BY
                                  MARCEL COINNE
                                       TO
                         MEMC ELECTRONIC MATERIALS, INC.
                                AFTER RETIREMENT

Marcel Coinne will provide services of a consulting nature for a maximum of two
(2) years following his retirement, beginning January 01, 2000. The services will principally be in the form of responding to requests for advice on:

 .    Introduction of new staff employees into the semiconductor industry,  i.e., training for the replacement Business Development/Strategic Planning head

 .    Represent MEMC at SEMI for at least one year, concurrent with the introduction of the new MEMC representative (Jim Weathers)

 .    Contribute toward the marketing and/or sales development projects for MEMC to include:

     .    SOI

     .    Other value-added products and/or other product derivatives

 .    Contribute toward customer support with those customers with whom he has had a long-standing relationship, i.e., ST, Intel, Philips Semiconductor, IBM and TI

For these services to be provided, MEMC will pay Mr. Coinne $100,000 on December 4, 2000. In addition to this payment, MEMC will pay to Mr. Coinne an amount to reflect a reasonable estimate of the travel and expense costs associated with delivering these services. The travel and expense costs will be delivered to Mr. Coinne in a tax-neutral manner.


Agreed:


/s/ Marcel Coinne    12/04/00                 /s/ Klaus R. von Horde   12/04/00
-----------------------------                 ---------------------------------
Marcel Coinne          Date                   Klaus von Horde            Date
                                              Chief Executive Officer
                                              MEMC Electronic Materials, Inc.

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